UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20548


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2006


                          RIDGEWOOD ENERGY O FUND, LLC
             (Exact name of registrant as specified on its charter)


        Delaware                     000-51924                     76-0774429
(State of Incorporation)            (Commission                   (IRS Employer
                                    File Number)                   ID Number)


                   Registrant's address and telephone number:
                  1314 King Street, Wilmington, Delaware 19801
                                 (302) 888-7444


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 22, 2006, Ridgewood Energy Corporation ("Ridgewood"), the manager of Ridgewood Energy O Fund, LLC (the "Fund"), as a result of its ongoing evaluation of the effectiveness of the Fund's "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 as amended (the "34 Act") Rules 13a-15(e) and 15d-15(e)) and "internal control over financial reporting" (as defined in the 34 Act Rules 13a-15(f) and 15d-15(f)), concluded that the material weaknesses disclosed in Item 4. Controls and Procedures in its Form 10-Qs for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the "Reported Weaknesses") had been addressed and remediated.

The remediation plans were initially instituted in 2006, and have been evaluated by management of Ridgewood. Based on these evaluations, management of Ridgewood has determined that the corrective actions have been implemented to address the Reported Weaknesses.

With respect to the Reported Weaknesses, the following remediation actions have been implemented:

     o Adopted a more formalized communication, documentation and reconciliation of financial reporting procedures, including developing accounting principles generally accepted in the United States ("GAAP") and United States Securities and Exchange Commission ("SEC") policy and procedure manuals and detailed GAAP and SEC disclosure and control checklists;
     o Expansion of accounting and SEC reporting staff and various resources, by hiring five personnel with GAAP and/or SEC accounting and reporting expertise;
     o Created detailed training programs, and policies and procedures surrounding the accounting for oil and natural gas projects and GAAP and SEC financial reporting controls; and
     o Enhanced tools and added appropriate resources to perform consistent, routine analytical reviews of the GAAP financial results, including key balance sheet and income statement account analyses.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        RIDGEWOOD ENERGY O FUND, LLC

Date:  December 29, 2006                By:  /s/  Kathleen P. McSherry
                                        ---------------------------------------
                                        Kathleen P. McSherry
                                        Senior Vice President and Chief
                                        Financial Officer